Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of LIN TV Corp. for the three months ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Vincent L. Sadusky, President and Chief Executive Officer of the Company, and Richard J. Schmaeling, Senior Vice President and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2009                   /s/ Vincent L. Sadusky
Vincent L. Sadusky
                                                                President and Chief Executive Officer

Dated: August 10, 2009                   /s/ Richard J. Schmaeling
Richard J. Schmaeling
                                                                Senior Vice President and Chief Financial Officer